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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 30, 1996


                                VIVRA INCORPORATED
- --------------------------------------------------------------------------------
               (Exact name of registrant as specified in its charter)


                 Delaware           1-10261         94-3096645
- --------------------------------------------------------------------------------
             (State or other      (Commission      (IRS Employer
             jurisdiction of      File Number)        Id. No.)
             incorporation)


              400 Primrose, Suite 200, Burlingame, California 94010
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (415) 348-8200

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Item 5.  Other Events.
         ------------

          The Registrant has completed a number of unrelated acquisitions from December 1, 1995 through April 30, 1996 and intends to acquire, on or about May 1, 1996, Brennan, Martell and Mirmelli, M.D.'s, P.A. and Allergy & Asthma Institute of South Florida, P.A., Kidney Centers of Charleston, Inc., and Lancaster Kidney Center, Inc., Monroe Dialysis Center, Inc., Mecklenburg Dialysis Center, Inc. and Charlotte Artificial Kidney Clinic, Inc. (collectively the To Be Acquired Businesses ). The Registrant includes herewith pro forma financial information giving effect to the Registrant's unrelated acquisitions through April 30, 1996 and the To Be Acquired Businesses for the fiscal year ended November 30, 1995 and the six months ended February 29, 1996.

          The Registrant also includes herewith audited financial statements of a substantial majority of the businesses acquired and to be acquired by the Registrant through April 30, 1996 since November 30, 1995 (including the To Be Acquired Businesses).

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a)  Financial Statements of Businesses Acquired or To Be Acquired.

          99.1 Audited Financial Statements of Greater Miami Dialysis Centers, Inc. for the year ended December 31, 1995.

          99.2 Audited Financial Statements of Greater Miami Dialysis Centers, Inc. for the year ended December 31, 1995.

          99.3 Audited Financial Statements of Brennan, Martell and
               Mirmelli, M.D.'s, P.A. and Allergy & Asthma Institute of South Florida, P.A. for the year ended February 29, 1996.

          99.4 Audited Financial Statements of Charlotte Artificial Kidney Clinic, Inc. for the year ended December 31, 1995.

          99.5 Audited Financial Statements of Mecklenburg Dialysis Center, Inc. for the year ended December 31, 1995.

          99.6 Audited Financial Statements of Monroe Dialysis Center, Inc. for the year ended December 31, 1995.

          99.7 Audited Financial Statements of Lancaster Kidney Center, Inc. for the year ended December 31, 1995.

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     (b)  Pro forma financial information of the Registrant.

For the Year Ended November 30, 1995
- ------------------------------------
(in thousands, except per share amounts)

                                 Actual      As Adjusted(1)
                                --------     -----------

Revenues, net                   $355,647       $401,571
Costs and Expenses               293,483        334,462
                                --------     -----------

Pre-Tax Income                    62,164         67,109
Income Taxes(2)                   24,224         26,151
                                --------     -----------

Net Income                      $ 37,940       $ 40,958
                                ========     ===========

Earnings per Share                 $1.08           $1.11


For the Quarter Ended February 29, 1996
- ---------------------------------------
(in thousands, except per share amounts)

                                 Actual      As Adjusted(1)
                                --------     -----------

Revenues, net                   $104,469       $114,931
Costs and Expenses                86,669         95,962
                                --------     -----------

Pre-Tax Income                    17,800         18,969
Income Taxes(3)                    6,726          7,168
                                --------     -----------

Net Income                      $ 11,074       $ 11,801
                                ========     ===========

Earnings per Share                 $0.30          $0.31

(1) Adjusted to give effect to a number of unrelated acquisitions by the Registrant and its subsidiaries, none of which individually was material.

(2)  Assumes a tax rate of 39.0%.

(3)  Assumes a tax rate of 37.8%.


     (c)  Exhibits.

          23.1  Consent of Ernst & Young, LLP

          23.2  Consent of Pratt-Thomas, Gumb & Co., P.A.

          23.3  Consent of Arthur Andersen LLP

          23.4  Consent of T. Scott Brumley, CPA


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  April 30, 1996

                               VIVRA INCORPORATED



                               By  /s/ LEANNE M. ZUMWALT
                                   ------------------------------------------
                                         Leanne M. Zumwalt
                                     Executive Vice President


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